SUPPLEMENT DATED MARCH 6, 2008
TO

PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY FOCUS II, FUTURITY SELECT FOUR,
FUTURITY ACCOLADE, FUTURITY SELECT FOUR PLUS,
FUTURITY SELECT INCENTIVE, FUTURITY SELECT FREEDOM,
FUTURITY SELECT SEVEN, SUN LIFE FINANCIAL MASTERS IV,
AND SUN LIFE FINANCIAL MASTERS VII

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding a change to investment options that are available under your Contract.

Effective May 1, 2008, the name of the following investment options will be changed to:

Old Name	New Name

Sun Capital Real Estate Fund®	Sun Capital Global Real Estate Fund

Sun Capital® All Cap Fund	SCSM Oppenheimer Large Cap Core Fund

Please retain this supplement with your prospectus for future reference.